EXHIBIT 10.68

VGX PHARMACEUTICALS, INC.

WARRANT PURCHASE AGREEMENT

THESE SECURITIES OF VGX PHARMACEUTICALS, INC. (THE “COMPANY”) ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE BUYER SHOULD BE AWARE THAT HE MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

AN INVESTMENT IN THESE SECURITIES IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK.  THE BUYER MUST BE ABLE TO BEAR THE ECONOMIC RISK OF HIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME AND BE ABLE TO SUSTAIN A LOSS OF HIS ENTIRE INVESTMENT.  THE BUYER WILL BE REQUIRED TO MAKE REPRESENTATIONS WITH RESPECT TO HIS NET WORTH OR INCOME AND HIS AUTHORITY TO MAKE SUCH INVESTMENT AND TO REPRESENT, AMONG OTHER THINGS, HE IS FAMILIAR WITH AND UNDERSTANDS THE TERMS OF THIS OFFERING.

IN MAKING AN INVESTMENT DECISION, THE BUYER MUST RELY ON HIS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED.  THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE BUYER IS NOT TO CONSTRUE THE CONTENTS OF THIS AGREEMENT OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM THE COMPANY OR ANY OF ITS OFFICERS, EMPLOYEES OR AGENTS AS INVESTMENT, LEGAL OR TAX ADVICE.  THE BUYER SHOULD CONSULT HIS OWN COUNSEL, ACCOUNTANT AND OTHER PROFESSIONAL ADVISORS AS TO INVESTMENT, LEGAL, TAX AND OTHER RELATED MATTERS CONCERNING THE BUYER’S PROPOSED INVESTMENT.

THE COMPANY EXTENDS TO THE BUYER THE OPPORTUNITY, PRIOR TO THE CONSUMMATION OF THE SALE OF THESE SECURITIES, TO ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, REPRESENTATIVES OF THE COMPANY CONCERNING THESE SECURITIES AND THE TERMS OF THIS OFFERING, AND TO OBTAIN ANY ADDITIONAL INFORMATION HE MAY CONSIDER NECESSARY IN MAKING AN INFORMED INVESTMENT DECISION OR IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED HEREIN, TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE SUCH INFORMATION WITHOUT UNREASONABLE EFFORT OR EXPENSE AND CAN MAKE SUCH INFORMATION AVAILABLE WITHOUT DIVULGING INFORMATION DEEMED BY THE COMPANY, IN ITS ABSOLUTE DISCRETION, TO BE PROPRIETARY AND CONFIDENTIAL.

THIS WARRANT PUCHASE AGREEMENT (the “Purchase Agreement”), dated this [ENTER TODAY’S DATE], is by and between [NAME OF BUYER], an individual (the “Buyer”), and VGX Pharmaceuticals, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Buyer wishes to purchase from the Company and the Company wishes to sell to the Buyer, upon the terms and subject to the conditions of this Purchase Agreement, a warrant to purchase common stock of the Company, and in connection with which the Company shall issue a warrant to the Buyer to purchase [###,###] shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), having a purchase price of $[#.##] per share in accordance with the terms, and subject to the conditions,

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Sale and Issuance of Note and Warrant  Upon the terms and subject to the conditions of this Purchase Agreement, the Buyer agrees to purchase from the Company, and the Company agrees to sell and issue to the Buyer, a warrant to purchase common stock, in the form attached hereto as Exhibit A (the “Warrant”), to the Buyer to purchase, subject to the terms and conditions of the Warrant, in whole or in part, up to that number of fully paid, validly issued and nonassessable shares of Common Stock.

2.             Representations and Warranties of the Company.  By executing this Purchase Agreement, the Company makes the following representations, declarations, warranties and covenants to the Buyer, with the intent and understanding that the Buyer will rely thereon:

2.1           Organization of the Company; Authorization.

2.1.1        Good Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its property, to carry on its business as presently conducted and as proposed to be conducted (as previously disclosed to the Buyer) and to execute and deliver, and to perform all of its obligations under, this Purchase Agreement, and Warrant (collectively, the “Company Documents”).

2.1.2        Enforceability.  The execution and delivery by the Company of the Company Documents and the consummation of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Company, and this Purchase Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, in each case subject to bankruptcy, insolvency or similar laws relating to creditors rights and general equitable principles.

3.             Representations and Warranties of the Buyer.  By executing this Purchase Agreement, the Buyer makes the following representations, declarations, warranties and covenants to the Company, with the intent and understanding that the Company will rely thereon:

3.1           Investment Representations.  The Buyer has knowledge and experience in financial and business matters sufficient to enable him to evaluate the merits and risks of an investment in the Company.  The Buyer has assets sufficient to enable him to bear the economic risk of the Buyer’s investment in the Warrant and is an “accredited investor,” as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”).  The Buyer is acquiring the Warrant for his own account, and not with a present view to, or for sale in connection with, any distribution thereof.  The Buyer understands that the Warrant and the Company’s securities issuable upon conversion of the Warrant have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to the exemption provided in Section 4(2) thereof, that the Warrant and the Company’s securities issuable upon conversion of the Warrant thereof have not been registered under applicable state securities laws by reason of their issuance in a transaction exempt from such registration requirements, and that the Warrant and the Company’s securities issuable upon conversion of the Warrant thereof may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities laws (the Company being under no obligation to register such Warrant or securities issuable on conversion of the Warrant thereof) or exempted from registration.  The Buyer further acknowledges that the Warrant and the Company’s securities issuable upon conversion of the Warrant are subject to the restrictions on transfers set forth in the Company Documents, and that each transferee of the Warrant or the Company’s securities issuable upon conversion of the Warrant as a condition to such transfer may be required to agree in writing to be bound by such restrictions.

3.2           Buyer’s Acknowledgment as to Information.

3.2.1        The Buyer or representatives of the Buyer have received from the Company such information (including exhibits to this Purchase Agreement and of such documents referred to herein and therein as he or they have requested) with respect to the Company as the Buyer has deemed necessary and relevant in connection with the transactions contemplated by the Company Documents, and the Buyer has had the opportunity, directly or through such representatives, to ask questions of and receive answers from persons acting on behalf of the Company necessary to verify the information so obtained.

4.             Legend.  Each certificate evidencing the Warrant and the Company’s securities issuable upon conversion of the Warrant, and each certificate evidencing the Warrant and the Company’s securities issuable upon conversion of the Warrant held by subsequent transferees of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  ADDITIONALLY, THE TRANSFER OF

THESE SECURITIES IS SUBJECT TO CERTAIN CONDITIONS SPECIFIED IN THE WARRANT PURCHASE AGREEMENT DATED AS OF [ENTER TODAY’S DATE], BETWEEN VGX PHARMACEUTICALS, INC. (THE “COMPANY”) AND THE SIGNATORY THERETO.  NO TRANSFER OF SUCH SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.  NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS: (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, THAT REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

5.             Miscellaneous.

5.1           Legal Fees and Expenses.  Each party hereto agrees to pay its own legal fees and expenses incurred in connection with the transactions contemplated hereunder.

5.2           No Waiver.  The failure of a party to insist upon strict adherence to any term of this Purchase Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Purchase Agreement.  Any waiver of any term of this Purchase Agreement must be in writing.

5.3           Entire Agreement; Amendment.  This Purchase Agreement and all Exhibits, Schedules and attachments hereto, along with the other Company Documents, set forth the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements relating thereto, written or oral.  This Purchase Agreement may be amended or modified only by a written instrument executed by the Company and the Buyer.

5.4           Parties in Interest; Limitation on Assignment.  This Purchase Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns; provided, however, that this Purchase Agreement shall not be assigned or assignable by either party without the prior written consent of the other party.

5.5           Counterparts.  This Purchase Agreement may be executed in any number of counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

5.6           Governing Law.  This Purchase Agreement shall be governed by, construed, interpreted and enforced in accordance with the laws of the Commonwealth of Pennsylvania as applied to contracts entered into and performed entirely within the Commonwealth of Pennsylvania among Pennsylvania residents without regard to conflicts of laws principles.

5.7           Notices.  All notices, consents and other communications under this Purchase Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other party):

5.7.1        If to the Company:

VGX Pharmaceuticals, Inc.

450 Sentry Parkway E

Blue Bell, PA, 19422

Telecopier No. (267)440-4200

Attention:  Corporate Secretary

5.7.2        If to the Buyer:

5.8           Severability.  In the event that any court having jurisdiction shall determine that any provision contained in this Purchase Agreement shall be unreasonable or unenforceable in any respect, then such covenant or other provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect.  In the event that such court shall deem any such covenant or other provision wholly unenforceable, the remaining covenants and other provisions of this Purchase Agreement shall nevertheless remain in full force and effect.

5.9           Headings and Captions.  The headings and captions used herein to identify sections and subsections are for convenience only and shall not be used for interpretation of any provisions herein.

5.10         Specific Performance.  In addition to and not in limitation of any other legal or equitable remedies which it may have, the Company may enforce its rights hereunder by an action for specific performance.

5.11         Indemnity.  The representations, warranties and agreements made by the Buyer herein shall survive the execution of this Purchase Agreement.  The Buyer hereby agrees to indemnify and hold harmless the Company from and against any and all loss, liability, claim, damage and expense (including, without limitation, attorneys’ fees and disbursements) suffered or incurred as a result of a misrepresentation or breach of any warranty or agreement made by the Buyer in this Purchase Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has caused this Purchase Agreement to be executed on its behalf with the intent to be legally bound as of the day and year first above written.

VGX PHARMACEUTICALS, INC.

By:
J. Joseph Kim, Ph.D.
President and Chief Executive Officer

BUYER:

NAME OF BUYER

Address:

EXHIBIT A

FORM OF WARRANT

(see attached)